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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 2003

                                -----------------

                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

               California                                 94-2822858
     (State or other jurisdiction of        (IRS Employer Identification Number)
     Incorporation or organization)

                                     0-12499
                              (Commission File No.)

           701 South Ham Lane
            Lodi, California                                95242
(Address of principal executive offices)                  (Zip code)

                                 (209) 367-2000
               (Registrant's telephone number, includng area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Letter to  shareholders  regarding  third quarter and
                           year  to  date  2003   performance  and  response  to
                           November 17, 2003 dissident director letter

Item 9.  Regulation FD disclosure

         On November 25, 2003 a letter signed by the Chairman of the Board, Benjamin Goehring and the President and CEO, Leon Zimmerman, was sent to shareholders in response to a November 17, 2003 shareholder letter authored by three dissident directors. The response letter is attached as Exhibit 99.1.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          First Financial Bancorp


                                          By: /s/ Allen R. Christenson
                                          ----------------------------
                                          Allen R. Christenson
                                          Senior Vice President
                                          Chief Financial Officer

Date: November 25, 2003


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                                  EXHIBIT INDEX

Exhibit           Description
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  99.1            Letter to shareholders dated November 25, 2003